Subsequent Events	12 Months Ended
Dec. 31, 2012
Subsequent Events [Abstract]
Subsequent Events [Text Block]
NOTE V—SUBSEQUENT EVENTS

In early 2013, Capitol sold a portion of the shares it held in Capitol National Bank ("CNB") for approximately $1 million resulting in a net loss on sale of approximately $520,000 and in a reduction of Capitol's ownership percentage below 50%.  Since Capitol no longer holds a controlling financial interest in CNB, CNB will cease to be a consolidated subsidiary of Capitol in 2013 and Capitol's remaining investment in CNB will be accounted for under the equity method of accounting.  Capitol deployed the sale proceeds as a capital injection into Sunrise Bank of Albuquerque.

The sale of the remaining shares of CNB owned by Capitol is pending.